SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ___________________

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)  August 12, 2003
                                                          ---------------

                         Commission file number  0-16079
                                                --------


                             AIR METHODS CORPORATION
                             -----------------------
             (Exact name of Registrant as Specified in Its Charter)


             Delaware                                       84-0915893
             --------                                       ----------
    (State or Other Jurisdiction                         (I.R.S. Employer
  of Incorporation or Organization)                   Identification Number)



7301 South Peoria, Englewood, Colorado                         80112
------------------------------------------                     -----
(Address of Principal Executive Offices)                     (Zip Code)


        Registrant's Telephone Number, Including Area Code (303) 792-7400
                                                           --------------


    Former Name, Former Address and Former Fiscal Year, if Changed Since Last
                                  Report: N/A


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ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

     (c)     Exhibits

             99.1     Press  Release  dated  August  12,  2003



ITEM  12.     DISCLOSURE  OF  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION

On August 12, 2003, Air Methods Corporation (the "Company") announced financial results for the quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report. The information contained in this report, including Exhibit 99.1, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall information be deemed incorporated by reference in any registration statement, proxy statement, or other report filed under the Securities Act of 1933 or the Securities
Exchange Act of 1934, unless the Company specifically incorporates that information into those documents by reference.




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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   AIR METHODS CORPORATION



Date: August 12, 2003              By   \s\ Trent Carman
                                        ----------------------------------------
                                        On behalf of the Company, and as Chief
                                        Financial Officer


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